                                                                    Exhibit 10.2














                             JUNIOR NOTE INDENTURE

                                    between

                                  LASON, INC.,
                                   as Issuer,

                                      AND



                      STATE STREET BANK AND TRUST COMPANY,
                             as Indenture Trustee,


                           Dated as of June 30, 2002











      Non-negotiable 0% Contingent Payment Junior Notes Due December, 2006

ARTICLE 1.     DEFINITIONS AND RULES OF CONSTRUCTION;
               APPLICABILITY OF THE TRUST INDENTURE ACT ..................     1

     Section 1.01.  Definitions ..........................................     1

     Section 1.02.  Other Definitions ....................................     6

     Section 1.03.  Rules of Construction ................................     6

     Section 1.04.  Trust Indenture Act ..................................     6

ARTICLE 2.     THE SECURITIES ............................................     7

     Section 2.01.  Form and Dating ......................................     7

     Section 2.02.  Execution and Authentication .........................     7

     Section 2.03.  Agents ...............................................     7

     Section 2.04.  Paying Agent To Hold Money in Trust ..................     8

     Section 2.05.  Transfer and Exchange ................................     8

     Section 2.06.  Replacement Securities ...............................     9

     Section 2.07.  Outstanding Securities ...............................     9

     Section 2.08.  Treasury Securities Disregarded for Certain
                    Purposes .............................................     9

     Section 2.09.  Cancellation .........................................     9

ARTICLE 3.     COVENANTS .................................................    10

     Section 3.01.  Payment of Securities ................................    10

     Section 3.02.  SEC Reports ..........................................    10

     Section 3.03.  Compliance Certificate ...............................    10

     Section 3.04.  Notice of Certain Events .............................    11

ARTICLE 4.     SUCCESSORS ................................................    11

     Section 4.01.  When Company May Merge, etc. .........................    11

     Section 4.02.  Successor Corporation Substituted ....................    11

ARTICLE 5.     REMEDIES ..................................................    11

     Section 5.01.  Payment Default ......................................    11

     Section 5.02.  Remedies .............................................    12

     Section 5.03.  Waiver of Past Defaults ..............................    12

     Section 5.04.  Control by Majority ..................................    12

     Section 5.05.  Limitation on Suits ..................................    12

     Section 5.06.  Rights of Holders To Receive Payment .................    13

     Section 5.07.  Priorities ...........................................    13

     Section 5.08.  Undertaking for Costs ................................    13

     Section 5.09.  Proof of Claim .......................................    14

     Section 5.10.  Actions of Holder ....................................    14

ARTICLE 6.     TRUSTEE ...................................................    14

     Section 6.01.  Duties of Trustee ....................................    14

     Section 6.02.  Rights of Trustee ....................................    15

     Section 6.03.  Individual Rights of Trustee; Disqualification .......    16

     Section 6.04.  Trustee's Disclaimer .................................    16

     Section 6.05.  Notice of Defaults ...................................    16

     Section 6.06.  Compensation and Indemnity ...........................    16

     Section 6.07.  Replacement of Trustee ...............................    17

     Section 6.08.  Successor Trustee by Merger, etc. ....................    17

     Section 6.09.  Eligibility ..........................................    18

     Section 6.10.  Preferential Collection of Claims against Company ....    18

ARTICLE 7.     SATISFACTION AND DISCHARGE ................................    18

     Section 7.01.  Satisfaction and Discharge of Indenture ..............    18

     Section 7.02.  Application of Trust Funds ...........................    19

     Section 7.03.  Reinstatement ........................................    19

     Section 7.04.  Repayment to Company .................................    19

ARTICLE 8.     AMENDMENTS ................................................    20

     Section 8.01.  Without Consent of Holders ...........................    20

     Section 8.02.  With Consent of Holders ..............................    20

     Section 8.03.  Compliance with Section 10.03 ........................    20

     Section 8.04.  Revocation and Effect of Consents and Waivers ........    21

     Section 8.05.  Notice of Amendment ..................................    21

     Section 8.06.  Notation on or Exchange of Securities ................    21

     Section 8.07.  Trustee To Sign Amendments ...........................    21

ARTICLE 9.     SUBORDINATION .............................................    21

     Section 9.01.  Securities Subordinated to Senior Debt ...............    21

     Section 9.02.  Securities Subordinated in Any Proceeding ............    22

     Section 9.03.  No Payment on Securities in Certain Circumstances ....    22

     Section 9.04.  Subrogation ..........................................    22

     Section 9.05.  Effect on Obligations of the Company .................    23


     Section 9.06.  Trustee and Paying Agents Entitled To Assume Payments
                    Not Prohibited in Absence of Notice ..................    23

     Section 9.07.  Satisfaction and Discharge ...........................    23

     Section 9.08.  Subordination Rights Not Impaired by Acts or Omissions
                    of the Company or Holders of Senior Debt .............    24

     Section 9.09.  Right To Hold Senior Debt ............................    24

     Section 9.10.  No Fiduciary Duty of Trustee or Securityholders to
                    Holders of Senior Debt ...............................    24

     Section 9.11.  Distribution to Holders of Senior Debt ...............    24

     Section 9.12.  Trustee's Rights to Compensation, Reimbursement of
                    Expenses and Indemnification .........................    24

     Section 9.13.  Exception for Certain Distributions ..................    24

     Section 9.14.  Certain Definitions ..................................    24

ARTICLE 10.    MISCELLANEOUS .............................................    25

     Section 10.01. Notices ..............................................    25

     Section 10.02. Communication by Holders with Other Holders ..........    26

     Section 10.03. Certificate and Opinion as to Conditions Precedent ...    26

     Section 10.04. Statements Required in Certificate or Opinion ........    26

     Section 10.05. Rules by Trustee and Agents ..........................    26

     Section 10.06. Legal Holidays .......................................    26

     Section 10.07. No Recourse against Others ...........................    27

     Section 10.08. Duplicate Originals ..................................    27

     Section 10.09. Contract Information .................................    27

     Section 10.10. Governing Law ........................................    27

     Section 10.11. Successors ...........................................    27

     Section 10.12. Table of Contents; Headings ..........................    27

     Section 10.13. Severability Clause ..................................    28

     Section 10.14. Forum Selection and Consent to Jurisdiction ..........    28

     Section 10.15. Waiver of Jury Trial .................................    28

EXHIBIT A (Form of Security)


         INDENTURE dated as of June 30, 2002 between LASON, INC, a Delaware corporation, as Issuer (the "Issuer" or the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Indenture Trustee (the "Trustee").

         Each of the undersigned parties agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Non-negotiable 0% Contingent Payment Junior Notes Due December, 2006 (the "Securities"):

                                   ARTICLE 1.

       DEFINITIONS AND RULES OF CONSTRUCTION; APPLICABILITY OF THE TRUST
                                 INDENTURE ACT

         SECTION 1.01.     DEFINITIONS.

         "Affiliate." Any Person controlling, controlled by or under common control with the referenced Person. "Control," for the purposes of this definition means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent." Any Registrar or Paying Agent.

         "Board." The Board of Directors of the Person or any officer or committee thereof authorized to act for such Board.

         "Business Day." A day that is not a Legal Holiday.

         "Business Unit." An operating business unit or division of the Company and its Subsidiaries.

         "Capital Lease." Means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

         "Company." The party named as such above until a successor that duly assumes the obligations upon the Securities and under the Indenture replaces it and thereafter means such successor.

         "Consolidated Net Income." Means, with respect to the Company and its Subsidiaries for any period, the net income (or loss) of the Company and its Subsidiaries for such period, excluding any gains from asset sales, any extraordinary gains and any gains from discounted operations.

         "Debt." Means, with respect to any Person, (i) any obligation of such Person to pay the principal of, premium of, if any, interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not a claim for such post-petition interest is allowed in such proceeding), penalties, reimbursement or indemnification amounts, fees, expenses or other amounts relating to any indebtedness, and any other liability, contingent or otherwise, of such Person (A) for borrowed money (including instances where the recourse of the lender is to the whole of the assets of such Person or to a portion thereof), (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation), including securities, (C) for any letter of credit or performance bond in favor of such Person, (D) for the payment of money relating to a Capital Lease or (E) to pay the deferred and unpaid purchase price of property or services (except trade accounts payable arising in the ordinary course of business and accrued expenses); (ii) any liability of others of the kind described in the preceding clause (i), that the Person has guaranteed or that is otherwise its legal liability; (iii) any obligation of the type described in clauses (i) and (ii) secured by a lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; and (iv) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii) and (iii).

         "Default." Any event that is, or after notice or passage of time would be, an Event of Default.

         "EBITDA." Means, with respect to any Business Unit for any period, Consolidated Net Income for such period attributable to such Business Unit plus, to the extent deducted in determining such Consolidated Net Income and to the extent attributable to such Business Unit, Interest Expense, income tax expense, depreciation and amortization for such period. Determinations as to EBITDA attributable to any Business Unit shall be made by the Company and shall be conclusive.

         "EBITDA Target." Shall mean, as to any Holder set forth below, that the Business Unit such Holder manages shall have achieved EBITDA at least equal to the respective EBITDA Targets set forth below across from such Holder's name for the following respective periods:


                         EBITDA Target       EBITDA Target          2002-2003
      Name                 for 2002            for 2003          Cumulative Test
      ----               -------------       -------------       ---------------

Marilyn Teeters          $2,058,500          $2,058,500            $4,117,000
Patrick Essig            $2,058,500          $2,058,500            $4,117,000
Julie Essig              $2,058,500          $2,058,500            $4,117,000
Steven Roderick          $1,865,000          $2,051,595            $3,916,595
Timothy Kirkpatrick      $  625,000          $  687,500            $1,312,500


         "Event of Default." Means (i) a Payment Default or (ii) any other uncured and unwaived material act of noncompliance with a material provision of this Indenture or any Security, provided, that an act of noncompliance under this clause (ii) is not an Event of Default until the Trustee or the Holders of at least 60% in Principal amount of the Securities notify the Company and the Trustee (which notice must specify the Default, demand that it be remedied to the extent consistent with law and state that the notice is a "Notice of Default") of the act of noncompliance and the Company does not cure such act of noncompliance, or it is not waived, within 60 days after receipt of the notice.

         "Exchange Act." The Securities Exchange Act of 1934, as amended.

         "GAAP." Means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting procession. All computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

         "Holder" or "Securityholder." A Person in whose name a Security is registered.

         "Indenture." This Indenture as amended from time to time, including the terms of the Securities and any amendments.

         "Interest Expense." Means, for any period, the consolidated interest expense of the Company and its Subsidiaries for such period (including all imputed interest on Capital Leases).

         "Non-Compete Agreement." As to any Holder, that certain Lason Retention Agreement entered into by such Holder and the Company pursuant to which such Holder covenants, among other things, not to compete against the Company for the term set forth in such agreement, in exchange for, among other things, one of the Securities issued hereunder.

         "Officer." Means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, the Treasurer, any Vice President (or any such other officer that performs similar duties) or the Secretary of the Company.

         "Officers' Certificate." A certificate signed by two Officers, one of whom must be the President, the Treasurer or a Vice-President of the Company. See Sections 10.03 and 10.04.

         "Opinion of Counsel." Written opinion from legal counsel who is reasonably acceptable to the Trustee. See Sections 10.03 and 10.04. The counsel may be an employee of or counsel to the Company or the Trustee. Opinions of Counsel required to be delivered under this Indenture may have qualifications customary for opinions of the type required, and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact.

         "Payment Amount(s)." The amounts of Principal listed in Section 1 of the Securities, which amounts shall be paid in respective Payment Dates, provided that the Performance Tests for the corresponding Testing Periods (each a calendar year) have been satisfied.

         "Payment Dates." The dates listed in Section 1 of the Securities on which payments of Principal shall be made, provided that the relevant Performance Test has been satisfied by the Holder as of such date.

         "Performance Test." The test that must be satisfied by a Holder or the Business Unit that such Holder manages as of a Payment Date as a condition precedent to such Holder receiving payment of Principal under the relevant Security on such date. Specifically, the Performance

Test as to any Holder shall be deemed satisfied with regard to the following testing periods (each, a "Testing Period") if (a) with respect to any Holder other than Thomas Taube, the Business Unit managed by such Holder shall generate a minimum of (i) 85% of its EBITDA Target for the Testing Period of January 1, 2002 through December 31, 2002 (with respect to any such Holder, the "2002 Test"), (ii) 85% of its EBITDA Target for the Testing Period of January 1, 2003 through December 31, 2003 (with respect to any such Holder, the "2003 Test") or
(ii) an absolute and cumulative EBITDA dollar amount for the combined two-year Testing Period starting January 1, 2002 and ending December 31, 2003 (with respect to any such Holder, the "2002-2003 Cumulative Test") set forth in the definition of "EBITDA Target" and (b) with respect to Thomas Taube, the Business Unit managed by such Holder shall generate a minimum of (i) 85% of its Revenue Target for the Testing Period of January 1, 2002 through December 31, 2002 (such Holder's "2002 Test"), (ii) 85% of its Revenue Target for the Testing Period of January 1, 2003 through December 31, 2003 (such Holder's "2003 Test") or (ii) an absolute and cumulative Revenue dollar amount for the combined two-year Testing Period starting January 1, 2002 and ending December 31, 2003 (such Holder's "2002-2003 Cumulative Test") set forth in the definition of "Revenue Target." The immediately preceding sentence notwithstanding, the Performance Test for any period shall be deemed unsatisfied as to any Holder if such Holder has breached its Non-Compete Agreement at any time during or prior to such year. For the Testing Periods corresponding to calendar years 2004 and 2005 (the "2004 Test" and the "2005 Test," respectively), no EBITDA Target or Revenue Target need be satisfied, and such Performance Tests for any Holder for such Testing Periods shall be deemed satisfied if such Holder does not breach such Holder's Non-Compete Agreement.

         "Person." Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Principal" of a Security means the principal of the Security that shall be payable on a straight-line amortized basis pursuant to Section 1 of the Securities.

         "Proceeding." A liquidation, dissolution, bankruptcy, insolvency, reorganization, receivership or similar proceeding, an assignment for the benefit of creditors, any marshalling of assets or liabilities, or winding up or dissolution, but shall not include any transaction permitted by and made in compliance with Article 4.

         "Representative." The indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

         "Revenue Target." Shall mean, as to Thomas Taube, that the Business Unit such Holder manages shall have achieved gross revenues as follows: (i) Revenue Target for 2002, $3,361,201; (ii) Revenue Target for 2003, $2,151,227; and (iii) 2002-2003 Cumulative Test $5,512,428.

         "SEC." The U.S. Securities and Exchange Commission.

         "Securities." The Securities described above issued under this Indenture.

         "Senior Debt." Debt of the Company whenever incurred, outstanding at any time except (i) Debt that by its terms is not senior in right of payment to the Securities, (ii) Debt held by the Company or any Affiliate of the Company and (iii) to the extent it might constitute Debt, amounts owing (except to banks and other financial institutions) for goods, materials or services purchased in the ordinary course of business and trade accounts payable only in the ordinary course of business. "Senior Debt" shall specifically include the $90,000,000 of Senior Notes issued to the prepetition lenders pursuant to the Company's Chapter 11 Plan of Reorganization confirmed by the Delaware Bankruptcy Court on May 17, 2002.

         "Subsidiary." Means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares or other ownership interests as have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company.

         "2002 Test." See the definition of "Performance Test"

         "2002-2003 Cumulative Test." See the definition of "Performance Test."

         "2003 Test." See the definition of "Performance Test."

         "2004 Test." See the definition of "Performance Test."

         "2005 Test." See the definition of "Performance Test."

         "Testing Period." See the definition of "Performance Test."

         "TIA." The Trust Indenture Act of 1939 (15 U.S.C. ss. 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, except as provided in Sections 1.04 and 8.03.

         "Trust Officer." Any officer of the Trustee assigned by the Trustee to administer its corporate trust matters or to whom a matter concerning the Indenture may be referred.

         "Trustee." The party named as such above until a successor replaces it and thereafter means the successor. See also Section 9.14.

         "Uniform Commercial Code." The Uniform Commercial Code as in effect in the State of Michigan from time to time.

         "U.S. Government Obligations." Securities that are direct, noncallable, nonredeemable obligations of, or noncallable, nonredeemable obligations guaranteed by, the United States for the timely payment of which obligation or guarantee the full faith and credit of the United States is pledged, or funds consisting solely of such securities, including funds managed by the Trustee or one of its Affiliates (including such funds for which it or its Affiliates receives fees in connection with such management).

         SECTION 1.02.      OTHER DEFINITIONS.


TERM                                               DEFINED IN SECTION
----                                               ------------------
"Distribution" ...........................................9.14

"Junior Securities" ......................................9.13

"Legal Holiday" .........................................10.06

"notice" ................................................10.01

"Paying Agent" ...........................................2.03

"Payment Blockage Period" ................................9.14

"Payment Default" ........................................5.01

"Proceeding" .............................................1.01

"Registrar" ..............................................2.03

"Security Register" ......................................2.03

"Senior Debt Default Notice" .............................9.14

"Senior Debt Payment Default" ............................9.14

         SECTION 1.03.      RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (1) a term defined in Section 1.01 or 1.02 has the meaning assigned to it therein;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3) "or" is not exclusive;

         (4) words in the singular include the plural, and words in the plural include the singular;

         (5) provisions apply to successive events and transactions;

         (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (7) "including" means "including, without limitation."

         SECTION 1.04.      TRUST INDENTURE ACT.

         This Indenture and the Securities are exempt from the TIA pursuant to
Section 304(a)(9) thereof. Nonetheless, the Company and the Trustee have agreed to have certain provisions of the

TIA expressly enumerated in the Indenture and the Securities (and only those provisions) govern the rights and duties of the parties.

                                   ARTICLE 2.

                                THE SECURITIES.

         SECTION 2.01.      FORM AND DATING.

         The Securities and the certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication.

         SECTION 2.02.      EXECUTION AND AUTHENTICATION.

         An Officer shall sign the Securities for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security is still valid.

         A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate Securities for original issue up to the amount stated in paragraph 3 of Exhibit A in accordance with an Officers' Certificate of the Company. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in
Section 2.06.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         SECTION 2.03.      AGENTS.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or exchange ("Registrar") and where Securities may be presented for payment ("Paying Agent"). Whenever the Company must issue or deliver Securities pursuant to this Indenture, the Trustee shall authenticate the Securities at the Company's request. The Registrar shall keep a register (the "Security Register") of the Securities and of their transfer and exchange.

         The Company may appoint more than one Registrar or Paying Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company does not appoint another Registrar or Paying Agent, the Trustee shall act as such.

         SECTION 2.04.      PAYING AGENT TO HOLD MONEY IN TRUST.

         On or prior to each Payment Date on a Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such Principal as is becoming due. On or before each Payment Date, the Company shall deliver to the Trustee an Officers' Certificate setting forth (i) the amount of Principal, allocated among the various Holders, that is due and payable on such Payment Date, (ii) the details of each Holder's compliance (or non-compliance) with the Performance Test that applies to such Holder for the relevant Testing Period(s) that ended prior to such Payment Date, (iii) whether, to the best knowledge of the Officers who executed such Officers' Certificate (after having made due inquiry), there exists any Default or Event of Default and (iv) whether or not, to the best knowledge of such Officers (after having made due inquiry), the payment of such Principal is permitted pursuant to Article 9. If the Trustee does not receive such an Officers' Certificate on or before a Payment Date, then the Trustee may assume without inquiry that no amount of Principal is due on such date and that no Default or Event of Default exists. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of the Principal on the Securities, will notify the Trustee of any default by the Company in making any such payment and will comply with Article 9. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee. If the Company or any Affiliate acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund.

         SECTION 2.05.      TRANSFER AND EXCHANGE.

         The Securities shall be issued in registered form. The Securities may not be sold, assigned, transferred, pledged, hypothecated, devised, exchanged or otherwise disposed of except for in the case of the death of any Holder in which case a Security held by such Holder may be transferred to such Holder's legal heirs or estates.

         When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar and the Trustee may required a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Registrar shall record in the Securities Register the transfer as requested if the requirements of Section 8-401(a) of the Uniform Commercial Code are met, and thereupon one or more new Securities in the same aggregate Principal amount shall be issued to the designated assignee or transferee and the old Security will be returned to the Company. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal Principal amount of Securities of other denominations, the Registrar shall make the exchange as requested, in the same manner, if the same requirements are met. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connections with any transfer or exchange pursuant to this Section.

         Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving a payment of Principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

         All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

         SECTION 2.06.      REPLACEMENT SECURITIES.

         If a mutilated Security is surrendered to the Trustee or the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, then, in the absence of notice to the Company that the Security has been acquired by a protected purchaser, the Company shall issue a replacement Security if the Trustee's requirements and the requirements of
Section 8-405 of the Uniform Commercial Code are met. If required by the Trustee or the Company, an indemnity bond must be provided that is sufficient in the judgment of both to protect the Company, the Trustee and the Agents from any loss that any of them may suffer if a Security is replaced. The Company or the Trustee may charge the Holder for its expenses in replacing a Security.

         Every replacement Security is an additional obligation of the Company.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.07.      OUTSTANDING SECURITIES.

         Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by the Registrar, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

         If a Security is replaced pursuant to Section 2.06, it ceases to be outstanding unless the Company receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

         SECTION 2.08.      TREASURY SECURITIES DISREGARDED FOR CERTAIN
PURPOSES.

         In determining whether the Holders of the required Principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be disregarded and deemed not to be outstanding, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows are so owned shall be so disregarded.

         SECTION 2.09.      CANCELLATION.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Paying Agent, if not the Trustee, shall forward to the Trustee any Securities surrendered to it for payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall dispose of canceled Securities according to its standard procedures or as the Company otherwise directs. The Company may not issue new Securities to replace Securities that it has paid or which have been delivered to the Trustee for cancellation.

                                   ARTICLE 3.

                                   COVENANTS.

         SECTION 3.01.      PAYMENT OF SECURITIES.

         Provided that the conditions to payment of any installment of Principal of a Security of a Holder have been satisfied on or prior to the relevant Payment Date, the Company shall pay on such Payment Date the Principal on the Security held by such Holder in the manner provided in Section 1 of such Security and in this Indenture and subject to all other terms and conditions set forth in such Security. Principal shall be considered paid with respect to any Security on each Payment Date if the Paying Agent holds in accordance with this Indenture on that date money sufficient to pay all Principal then due with respect to such Security, and the Paying Agent is not prohibited from paying such money to the Holders on such date pursuant to the terms of this Indenture. Notwithstanding anything to the contrary herein or in any Security, no Payment Amount shall be due or owed to any Holder if the Business Unit managed by such Holder has not satisfied the Performance Test for the Testing Period related to such Payment Amount, as set forth in a certificate delivered to the Trustee pursuant to Section 2.04. No interest is payable with respect to any Security.

         SECTION 3.02.      SEC REPORTS.

         The Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents and other reports which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company will cause any quarterly and annual reports that it makes available to its stockholders to be mailed to the Holders. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute notice or constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 3.03.      COMPLIANCE CERTIFICATE.

         The Company shall deliver to the Trustee, within 105 days after the end of each fiscal year of the Company, a brief certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company as to the signer's knowledge (after due inquiry) of the Company's compliance with all conditions and covenants contained in this Indenture (determined without regard to any period of grace or requirement of notice provided herein).

         SECTION 3.04.      NOTICE OF CERTAIN EVENTS.

         The Company shall give prompt written notice to the Trustee and any Paying Agent of (i) any Proceeding, (ii) any Default or Event of Default, (iii) any cure or waiver of any Default or Event of Default, (iv) any Senior Debt Payment Default or Senior Debt Default Notice and (v) if and when the Securities are listed on any stock exchange.


                                   ARTICLE 4.

                                  SUCCESSORS.

         SECTION 4.01.      WHEN COMPANY MAY MERGE, ETC.

         The Company shall not consolidate or merge with or into, or transfer all or substantially all of its assets to, any Person, unless:

         (1) either the Company shall be the resulting or surviving entity or such Person is a corporation organized and existing under the laws of the United States, a state thereof or the District of Columbia;

         (2) if the Company is not the resulting or surviving entity, such Person assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and

         (3) immediately before and immediately after the transaction no Default exists.

         Prior to the proposed transaction, the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each of which shall state that such consolidation, merger or transfer and such supplemental indenture comply with this Article 4 and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 4.02.      SUCCESSOR CORPORATION SUBSTITUTED.

         Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 4.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities with the same effect as if such successor corporation had been named as the Company herein and in the Securities. Thereafter, the obligations of the Company under the Securities and this Indenture shall terminate.


                                   ARTICLE 5.

                                   REMEDIES.

         SECTION 5.01.      PAYMENT DEFAULT.

         As to any Holder, a "Payment Default" shall be deemed to have occurred if the Company fails to pay any Payment Amount owing under such Holder's Security when such amount becomes absolute, earned, due and payable pursuant to
Section 1 of such Security and Section 3.01 of this Indenture, and such failure continues for a period of 45 days. For purposes of (i) this Section 5 and (ii) the definition of Payment Default, no Payment Amount associated in

Section 1 of the Securities with an incomplete Testing Period, a future Testing Period or a failed Performance Test shall be considered absolute, earned, due, outstanding or payable. In determining whether any Payment Default exists, the Trustee may rely without inquiry on the Officers' Certificate delivered pursuant to Section 2.04. If the Trustee does not receive such an Officers' Certificate, it may assume that no Payment Default exists.

         SECTION 5.02.      REMEDIES.

         If a Payment Default occurs and is continuing with respect to any Security, the Holder of such Security may pursue any remedy available at law to collect Payment Amounts that are then absolute, earned, due and payable. If an Event of Default (other than a Payment Default) occurs and is continuing, the Trustee may pursue any available remedy to enforce the performance of any provision of such Security or this Indenture that is subject of the noncompliance giving rise to such Event of Default.

         The Trustee may maintain a proceeding, even if it does not possess any of the securities or does not product any of them in the proceeding. A delay or omission by any affected Holder or the Trustee in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         The above provisions of this Section 5.02 notwithstanding, each Holder, by its acceptance of any Security, agrees that, until the date that is one year plus one day following the date on which all obligations owed on the Securities have been paid in full in cash, such Holder will not, directly or indirectly, institute or cause to be instituted against the Company any bankruptcy or insolvency proceeding.

         SECTION 5.03.      WAIVER OF PAST DEFAULTS.

         The Holders of a majority in outstanding Principal amount of the Securities, by notice to the Trustee, may waive an existing Default or Event of Default and its consequences except (i) a Payment Default on a Security may only be waived with the consent of the Holder of such Security (and no consent of any other Holder shall be required for such waiver) and (ii) a Default or Event of Default with respect to a provision under Section 8.02 that cannot be amended without the consent of each Securityholder affected may not be waived without the consent of each such Securityholder. When a Default or Event of Default is waived, it is deemed cured.

         SECTION 5.04.      CONTROL BY MAJORITY.

         The Holders of a majority in outstanding Principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability or expense for which the Trustee has not received a satisfactory indemnity.

         SECTION 5.05.      LIMITATION ON SUITS.

         Unless a Payment Default has occurred with respect to its Security, a Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

         (1) the Holder gives to the Trustee notice of a continuing Event of Default;

         (2) the Holders of at least 60% in Principal amount of the Securities then outstanding make a request to the Trustee to pursue the remedy;

         (3) the Trustee either (i) gives to such Holders notice it will not comply with the request, or (ii) does not comply with the request within 30 days after receipt of the request; and

         (4) the Holders of a majority in Principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request made under Section 5.05(2).

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

         SECTION 5.06.      RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of a Payment Amount on the Security, on or after the respective Payment Dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected with the consent of the Holder.

         SECTION 5.07.      PRIORITIES.

         After an Event of Default, any money or other property distributable in respect of the Company's obligations under this Indenture shall be paid in the following order:

         First: to the Trustee (including any predecessor Trustee) for amounts due under Section 6.06;

         Second: to holders of Senior Debt to the extent required by Article 9;

         Third: to Securityholders for amounts due and unpaid on the Securities for Principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for Principal; and

         Fourth: to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders.

         SECTION 5.08.      UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.02 or 5.06 or a suit by Holders of more than 50% in outstanding Principal amount of the Securities.

         SECTION 5.09.      PROOF OF CLAIM.

         In the event of any Proceeding, the Trustee may (and, if applicable, the Representative for or holders of Senior Debt may) file a claim for the unpaid balance of the Securities in the form required in the Proceeding and cause the claim to be approved or allowed. Nothing herein contained shall be deemed to authorize the Trustee of the holders of Senior Debt to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee or the holders of Senior Debt to vote in respect of the claim of any Securityholders in any Proceeding.

         SECTION 5.10.      ACTIONS OF HOLDER.

         For the purposes of providing any consent, waiver, or instruction to the Company or the Trustee, a "Holder" or "Securityholder" shall include a Person who provides to the Company or the Trustee, as the case may be, an affidavit of beneficial ownership of a Security together with a satisfactory indemnity against any loss, liability or expense to such party to the extent that it acts upon such affidavit of beneficial ownership (including any consent, waiver or instructions given by a Person providing such affidavit and indemnity).

                                   ARTICLE 6.

                                    TRUSTEE.

         SECTION 6.01.      DUTIES OF TRUSTEE.

         (a) Subject to the provisions of Section 5.04, if an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

         (b) Except during the continuance of an Event of Default:

             (1) the Trustee need perform only those duties that are specifically set forth in this Indenture; and

             (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

             (1) this paragraph does not limit the effect of paragraphs (b) and
(f) of this Section;

             (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

             (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.04; and

             (4) the Trustee may refuse to perform any duty or exercise any right or power that would require it to expend its own funds or risk any liability if it shall reasonably believe that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (e) and (f) of this Section.

         (c) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (f) The Trustee may rely without inquiry on each Officers' Certificate delivered to it pursuant to Section 2.04 and, in particular, notwithstanding any other provision of this Indenture or the Securities, may assume that not Default or Event of Default exists and shall not be charged with knowledge or deemed knowledge of a Default or Event of Default unless (i) such Default or Event of Default is described in such Officers' Certificate or (ii) it is described in a written notice from the affected Holders, which written notice sets forth in such detail as the Trustee may reasonably require the particulars of such Default or Event of Default. Unless and until the Trustee receives such Officers' Certificate or written notice from the affected Holders describing the particulars of a Default or Event of Default, the Trustee may assume without inquiry that none exists.

         SECTION 6.02.      RIGHTS OF TRUSTEE.

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or an Opinion of Counsel. The Trustee may also consult with counsel on any matter relating to the Indenture or the Securities and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the advice of counsel.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence.

         (e) Except in connection with compliance with TIA Section 310 or 311, the Trustee shall only be charged with knowledge of Trust Officers.

         SECTION 6.03.      INDIVIDUAL RIGHTS OF TRUSTEE; DISQUALIFICATION.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

         SECTION 6.04      TRUSTEE'S DISCLAIMER.

         The Trustee shall have no responsibility for the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

         SECTION 6.05.      NOTICE OF DEFAULTS.

         If a continuing Default is known to a Trust Officer of the Trustee shall mail to Securityholders a notice of the Default within 90 days after it occurs. Except in the case of a Payment Default on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

         SECTION 6.06.      COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time such compensation for its services as the Company and the Trustee may from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it, except any such expense as may arise from its negligence, willful misconduct or bad faith. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel. The Trustee shall provide the Company reasonable notice of any expenditure not in the ordinary course of business; provided that prior approval by the Company of any such expenditure shall not be a requirement for the making of such expenditure nor for reimbursement by the Company thereof.

         The Company shall indemnify the Trustee against any loss, liability or expense incurred by it, including in any Agent capacity in which it acts (other than taxes applicable to the Trustee's compensation hereunder). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim, and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, which counsel must be reasonably acceptable to the Company, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not unreasonably be withheld.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence, willful misconduct or bad faith.

         To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay particular Securities.

         Without prejudice to its rights hereunder, when the Trustee incurs expenses or renders services after an Event of Default, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

         SECTION 6.07.      REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign by so notifying the Company. The Holders of a majority in outstanding Principal amount of the Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

         (1) the Trustee fails to comply with Section 6.09;

         (2) the Trustee is adjudged bankrupt or insolvent;

         (3) a receiver or public officer takes charge of the Trustee or its property; or

         (4) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

         If a successor Trustee is not appointed and does not take office within 30 days after the retiring Trustee resigns, the retiring Trustee may appoint a successor Trustee at any time prior to the date on which a successor Trustee takes office. If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or any Securityholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 6.09, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Within one year after a successor Trustee appointed by the Company or a court pursuant to this Section 6.07 takes office, the Holders of a majority in outstanding Principal amount of the Securities may appoint a successor Trustee to replace such successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.06.

         SECTION 6.08.      SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business or assets (including the administration of its trust created by this Indenture) to another corporation, the successor corporation, without any further act, shall be the successor Trustee, if such successor corporation is eligible and qualified under Section 6.09.

     SECTION 6.09.  ELIGIBILITY.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(2).

     SECTION 6.10.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee that has resigned or been removed is subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE 7.

                          SATISFACTION AND DISCHARGE.

     SECTION 7.01.  SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities expressly provided for herein), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 7.04) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore authenticated and delivered to the Trustee for cancellation

               (i)    have become due and payable,

               (ii) will become due and payable at their stated maturity within one year,

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Company,

               (iv) the Company, in the case of clauses (i), (ii) and (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of an amount of money or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for Principal to the date of such deposit (in the case of Securities that have become due and payable) or to the stated maturity or redemption date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Holders under Section 3.01, to the Trustee under Section 6.06, and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 7.02 shall survive.

          SECTION 7.02.  APPLICATION OF TRUST FUNDS.

     The Trustee or Paying Agent shall hold in trust, for the benefit of the Holders, all money and U.S. Government Obligations deposited with it (or into which such money and U.S. Government Obligations are reinvested) pursuant to
Section 7.01. It shall apply such deposited money and money from the U.S. Government Obligations in accordance with this Indenture to the payment of the Principal of the Securities. Money and U.S. Government Obligations so held in trust (i) are not subject to Article 9 and (ii) are subject to the Trustee's rights under Section 6.06.

          SECTION 7.03.  REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 7.01 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 7, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 7.01; provided, however, that (a) if the Company makes any payment of Principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent after payment in full to the Holders and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or government authority, the Trustee or Paying Agent shall return all such money and U.S. Government Obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continue to be in effect.

          SECTION 7.04.  REPAYMENT TO COMPANY.

     The Trustee and Paying Agent shall promptly turn over to the Company upon request any excess money or U.S. Government Obligations held by them at any time. All money or U.S. Government Obligations deposited with the Trustee pursuant to Section 7.01 (and held by it or a Paying Agent) shall be returned to the Company upon request.

     Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for payment of Principal that remains unclaimed for two years after the right to such money has become absolute and due. After payment to the Company, Securityholders entitled to the money shall look to the Company for payment as unsecured general creditors unless an applicable abandoned property law designates another Person.


                                   ARTICLE 8.

                                  AMENDMENTS.

        SECTION 8.01.  WITHOUT CONSENT OF HOLDERS.

     The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder:

     (1) to cure any ambiguity, defect of inconsistency;

     (2) to comply with Article 4, or

     (3) to make any change that does not adversely affect the rights of any Securityholder.


        SECTION 8.02.  WITH CONSENT OF HOLDERS.

     The Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in Principal amount of the Securities then outstanding. However, without the consent of each Securityholder directly affected thereby, an amendment under this Section may not:

     (1) reduce the amount of Securities whose Holders must consent to an amendment;

     (2) reduce the Principal of or change the fixed maturity or Payment Date or Payment Amount of any Security;

     (3) make any Security payable in money other than that stated in the Security;

     (4) make any change in Section 5.03 or 5.06 or the second sentence of this Section;

     (5) make any change in Article 9 that adversely affects the rights of any Securityholder;

or

     (6) make any change to any Performance Test, Revenue Target or EBITDA
Target.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     An amendment under this Section may not effect any change that adversely affects the rights under Article 9 of any Senior Debt unless all holders of such Senior Debt consent to the change.


        SECTION 8.03.  COMPLIANCE WITH SECTION 10.03.

     The Trustee is entitled to, and the Company shall provide, an Opinion of Counsel and Officers' Certificate that the Trustee's execution of any amendment is permitted under this Article 8.

        SECTION 8.04.  REVOCATION AND EFFECT OF CONSENTS AND WAIVERS.

     A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. After an amendment or waiver becomes effective, it shall bind every Securityholder.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or take any such action, whether or not such Persons continue to be Holders after such record date.


        SECTION 8.05.  NOTICE OF AMENDMENT.

     After any amendment under this Article becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Article.


         SECTION 8.06.  NOTATION ON OR EXCHANGE OF SECURITIES.

     If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.


        SECTION 8.07.  TRUSTEE TO SIGN AMENDMENTS.

     The Trustee shall sign any amendment authorized pursuant to this Article 8 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing any amendment authorized pursuant to this Article 8, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment complies with the provisions of this Article 8.


                                   ARTICLE 9.

                                 SUBORDINATION.

        SECTION 9.01.  SECURITIES SUBORDINATED TO SENIOR DEBT.

     The rights of Holders to payment of the Principal on the Securities is subordinated to the rights of holders of Senior Debt, to the extent and in the manner provided in this Article 9.

         SECTION 9.02.      SECURITIES SUBORDINATED IN ANY PROCEEDING.

         Upon any Distribution in any Proceeding,

         (1) any Distribution to which the Holders are entitled shall be paid directly to the holders of Senior Debt to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid after giving effect to all other Distributions to or for the benefit of the holders of Senior Debt; and

         (2) in the event that any Distribution is received by the Trustee before all Senior Debt is paid in full in cash, such Distribution shall be applied by the Trustee in accordance with this Article 9.

         SECTION 9.03.      NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.

         The Company shall not, directly or indirectly (other than in capital stock of the Company) pay any Principal of, redeem, defease or repurchase any of the Securities (i) after any Senior Debt becomes due and payable, unless and until all such Senior Debt shall first be paid in full in cash or (ii) after a Senior Debt Payment Default, unless and until such Senior Debt Payment Default has been cured, waived or otherwise has ceased to exist.

         During a Payment Blockage Period, no payment of any Principal on the Securities may be made, directly or indirectly, by the Company. Unless the Senior Debt in respect of which the Senior Debt Default Notice has been given has been declared due and payable in its entirety within the Payment Blockage Period, at the end of the Payment Blockage Period, the Company shall pay all sums not paid to the Holders during the Payment Blockage Period and resume all other payments on the Securities as and when due. Any number of Senior Debt Default Notices may be given; provided, however, that, as to any issue of Senior Debt, (i) not more than one Senior Debt Default Notice shall be given within a period of any 366 consecutive days, and (ii) no specific act, omission or condition that gave rise to a default that existed upon the date of such Senior Debt Default Notice (whether or not such default applies to the same issue of Senior Debt) shall be made the basis for the commencement of any other Payment Blockage Period.

         If any Distribution, payment or deposit to redeem, defease or acquire any of the Securities shall have been received by the Trustee at a time when such Distribution was prohibited by the provisions of this Section 9.03, then, unless such Distribution is no longer prohibited by this Section 9.03, such Distribution shall be received and applied by the Trustee for the benefit of the holders of Senior Debt and shall be paid or delivered by the Trustee to the holders of Senior Debt for application to the payment of all Senior Debt.

         SECTION 9.04.      SUBROGATION.

         The Holders shall not have any subrogation or other rights of recourse to any security in respect of any Senior Debt until such time as all Senior Debt shall have been paid in full in cash. Upon the payment in full in cash of all Senior Debt, the Holders shall be subrogated to the rights of the holders of Senior Debt to receive Distributions applicable to Senior Debt until all amounts owing in respect of the Securities shall be so paid. No Distributions to the holders of Senior Debt that otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of Senior Debt.

         If any Distribution to which the Holders would otherwise have been entitled shall have been applied pursuant to the provisions of this Article to the payment of Senior Debt, then the Holders shall be entitled to receive from the holders of such Senior Debt any Distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable on such Senior Debt to the extent provided herein.

         SECTION 9.05.      EFFECT ON OBLIGATIONS OF THE COMPANY.

         This Article defines the relative rights of the Holders and holders of Senior Debt. Nothing in this Indenture is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, subject to the conditions set forth in the Securities, to pay to the Holders the Principal of the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company, other than the holders of Senior Debt, nor shall anything herein or in the Securities prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 9, of the holders of Senior Debt in respect of any Distribution received upon the exercise of any such remedy. If the Company fails because of this Article to pay Principal of a Security on the due date (subject to the satisfaction of the conditions of such payment set forth in the Securities), the failure is still a Default. Upon any Distribution, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which the Proceeding is pending, or a certificate of the liquidating trustee or agent or other Person making any Distribution for the purpose of ascertaining the Persons entitled to participate in such Distribution, the holders of Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.

         SECTION 9.06. TRUSTEE AND PAYING AGENTS ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

         The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee, unless and until a Trust Officer shall have received, no later than one Business Day prior to the scheduled date of such payment, written notice thereof from the Company or from one or more holders of Senior Debt and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects conclusively to presume that no such facts exist. Unless the Trustee shall have received the notice provided for in the preceding sentence, the Trustee shall have full power and authority to receive such payment and to apply the same to the purpose for which it was received and shall not be affected by any notice to the contrary that may be received by it on or after such date. The foregoing shall not apply to any Affiliate of the Company acting as Paying Agent.

         SECTION 9.07.      SATISFACTION AND DISCHARGE.

         Amounts deposited in trust with the Trustee pursuant to and in accordance with Article 7 and not prohibited to be deposited under Section 9.03 when deposited shall not be subject to this Article 9.

     SECTION 9.08. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR DEBT.

     No right or any holder of any Senior Debt established in this Article 9 shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any failure by the Company to comply with the terms of this Indenture.

     SECTION 9.09.  RIGHT TO HOLD SENIOR DEBT.

     The Trustee is entitled to all of the rights set forth in this Article 9 in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt.

     SECTION 9.10. NO FIDUCIARY DUTY OF TRUSTEE OR SECURITYHOLDERS TO HOLDERS OF SENIOR DEBT.

     Neither the Trustee nor the Holders owe any fiduciary duty to the holders of Senior Debt. Neither the Trustee nor the Holders shall be liable to any holder of Senior Debt in the event that the Trustee, acting in good faith, shall pay over or distribute to the Holders, the Company or any other Person any property to which any holders of Senior Debt are entitled by virtue of this Article or otherwise. Nothing contained in this Section 9.10 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt.

     SECTION 9.11.  DISTRIBUTION TO HOLDERS OF SENIOR DEBT.

     Any Distribution otherwise payable to the holders of the Securities made to holders of Senior Debt pursuant to this Article shall be made to such holders of Senior Debt ratably according to the respective amount of Senior Debt held by each.

     SECTION 9.12. TRUSTEE'S RIGHTS TO COMPENSATION, REIMBURSEMENT OF EXPENSES AND INDEMNIFICATION.

     The Trustee's rights to compensation, reimbursement of expenses and indemnification under Sections 5.07 and 6.06 are not subordinated.

     SECTION 9.13.  EXCEPTION FOR CERTAIN DISTRIBUTIONS.

     The rights of holders of Senior Debt under this Article do not extend (a) to any Distribution to the extent applied to the Trustee's rights to compensation, reimbursement of expenses or indemnification or (b) to (i) securities that are subordinated to the securities distributed to the holders of Senior Debt on terms no less favorable to the holders of Senior Debt than the provisions of this Article ("Junior Securities") or (ii) Distributions under any plan approved by the court in any Proceeding.

     SECTION 9.14.  CERTAIN DEFINITIONS.

     As used in this Article 9,

         "Distribution" in any Proceeding means any payment or distribution of assets or securities of the Company of any kind or character from any source, whether in cash, securities or other property made by the Company or any custodian, liquidating trustee or agent or any other Person, whether pursuant to a plan or otherwise.

         "Payment Blockage Period" means the period beginning when a Senior Debt Default Notice is given to the Company and the Trustee by the holders of any Senior Debt (or their Representative) and ending (a) when the default identified in the Senior Debt Default Notice is cured, waived or otherwise ceases to exist or (b) after 179 days, whichever occurs first.

         "Senior Debt Default Notice" means any notice of a default (other than a Senior Debt Payment Default) that permits the holders of any Senior Debt to declare such Senior Debt due and payable.

         "Senior Debt Payment Default" means a default in the payment of any principal or premium of or interest on any Senior Debt.

         "Trustee," for purposes of this Article 9, includes any Paying Agent.

                                  ARTICLE 10.

                                 MISCELLANEOUS.

         SECTION 10.01.      NOTICES.

         Any notice by one party to the other shall be in writing and sent to the other's address as provided in Section 10.09. The notice is duly given if it is delivered in Person or sent by a national courier service which provides next Business Day delivery or by first-class mail.

         A party by notice to the other party may designate additional or different addresses for subsequent notices.

         Any notice sent to a Securityholder shall be mailed by first-class letter mailed to its address shown on the register kept by the Registrar. Failure to mail a notice to a Securityholder or any defect in a notice mailed to a Securityholder shall not affect the sufficiency of the notice mailed to other Securityholders.

         If a notice is delivered or mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice to Securityholders, it shall deliver or mail a copy to the Trustee at the same time.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

         A "notice" includes any communication required by this Indenture.

         Notwithstanding the foregoing, notices to the Trustee shall be effective only upon receipt by a Trust Officer.

         SECTION 10.02.      COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

         Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         SECTION 10.03.      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         SECTION 10.04.      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each Person making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such Person, the Person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

         SECTION 10.05.      RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or for a meeting of Securityholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

         SECTION 10.06.      LEGAL HOLIDAYS.

         A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the States of Michigan or Connecticut. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     SECTION 10.07.      NO RECOURSE AGAINST OTHERS.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     SECTION 10.08.      DUPLICATE ORIGINALS.

     The parties may sign any number of copies, and may execute such in counterparts, of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

     SECTION 10.09.      CONTACT INFORMATION.

     The Company's address for purposes of notice provisions hereunder is:

     Lason, Inc.
     Attn: Mr. Douglas Kearney, CFO
     1305 Stephenson Highway
     Troy, Michigan 48083
     Facsimile No.: (248) 585-3184

     The Trustee's address for purposes of notice provisions hereunder is:

     State Street Bank and Trust Company
     Goodwin Square
     225 Asylum Street
     Hartford, Connecticut 06103
     Attention:  Corporate Trust Administration
            (Lason, Inc. Contingent Payment Junior Notes due 2006)

     SECTION 10.10.      GOVERNING LAW.

     The internal laws of the State of New York shall govern this Indenture and the Securities.

     SECTION 10.11.      SUCCESSORS.

     All agreements of the Company in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 10.12.      TABLE OF CONTENTS; HEADINGS.

     The table of contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

         SECTION 10.13.      SEVERABILITY CLAUSE.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.14.      FORUM SELECTION AND CONSENT TO JURISDICTION.

         EACH OF THE COMPANY, THE TRUSTEE, EACH AGENT AND, BY ACCEPTING ANY SECURITY, EACH HOLDER AGREES THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS INDENTURE OR ANY SECURITY, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF MICHIGAN OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN. EACH OF THE COMPANY, THE TRUSTEE, EACH AGENT AND, BY ACCEPTING ANY SECURITY, EACH HOLDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF MICHIGAN AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE COMPANY, THE TRUSTEE, EACH AGENT AND, BY ACCEPTING ANY SECURITY, EACH HOLDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 10.15.      WAIVER OF JURY TRIAL.

         EACH OF THE COMPANY, THE TRUSTEE, EACH AGENT AND, BY ACCEPTING ANY SECURITY, EACH HOLDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS INDENTURE, ANY SECURITY, AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

                                             LASON, INC.


                                             By: /s/ Ronald D. Risher
                                                --------------------------------
                                             Name: Ronald D. Risher
                                             Title: President and Chief
                                                    Executive Officer


                                             STATE STREET BANK AND TRUST
                                             COMPANY, as Trustee


                                             By:________________________________
                                             Name:
                                             Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

                                             LASON, INC.


                                             By:________________________________
                                             Name: Ronald D. Risher
                                             Title: President and Chief
                                                    Executive Officer


                                             STATE STREET BANK AND TRUST
                                             COMPANY, as Trustee


                                             By: Maryanne Y. Dufresne
                                                --------------------------------
                                             Name: Maryanne Y. Dufresne
                                             Title: Assistant Vice President

                                   EXHIBIT A

                               (FACE OF SECURITY)

No.__________                                                  $_______________
                                  LASON, INC.

      NON-NEGOTIABLE 0% CONTINGENT PAYMENT JUNIOR NOTES DUE DECEMBER, 2006

         Lason, Inc., a Delaware corporation (the "Company"), promises to pay (subject to the express conditions set forth on the reverse hereof and in the Indenture) to [NAME OF HOLDER] (the "Holder"), or [his] [her] legal heirs and estates, the sum of ____________ United States Dollars (the "Initial Principal Amount") subject to the terms and conditions set forth in this Security and in the Indenture (defined below). Payment of this Security is expressly conditioned upon satisfaction by the Holder of various performance tests as set forth on the reverse of this Security and in such Indenture.

         The Company may prepay this Security at any time without premium or penalty.

         This Security may not be sold, assigned, transferred, pledged, hypothecated, devised, exchanged or otherwise disposed of except for in the event of the death of the Holder, in which case the Holder's legal heir or estate shall be deemed to be the Holder for purposes of receiving payment hereunder.

         This Security is subordinated as specified on the other side of this Security and in Article 9 of the Indenture. See the reverse and the Indenture referenced for additional provisions of this Security.

         THIS SECURITY IS NON-NEGOTIABLE.

         Capitalized words and phrases not defined in this Security shall have the meanings ascribed to them in the Indenture.


         Dated:__________

         Authenticated:_______________

STATE STREET BANK
AND TRUST COMPANY, as Trustee                    LASON, INC., as Issuer


By:______________________________              By:_____________________________
   Authorized Signatory

         NON-NEGOTIABLE 0% CONTINGENT PAYMENT JUNIOR NOTES DUE DECEMBER, 2006

         (1) Payment. This Security shall not earn interest. In accordance with the table below and Section 3.1 of the Indenture, the Company will pay a portion of the Initial Principal Amount (each such portion, a "Payment Amount") on each date set forth below (each, a "Payment Date"), subject to the express condition that the Business Unit managed by the Holder has satisfied the relevant Performance Test set forth in the Indenture for the relevant Testing Period ended prior to such Payment Date:

                                                                             Relevant
Payment Date                               Payment Amount                Performance Test

Final Business Day               10% of the Initial Principal Amount         2002 Test
Second Calendar Quarter/2003

Final Business Day               10% of the Initial Principal Amount         2002 Test
Fourth Calendar Quarter/2003

Final Business Day               10% of the Initial Principal Amount         2003 Test
Second Calendar Quarter/2004

Final Business Day               10% of the Initial Principal Amount         2003 Test
Fourth Calendar Quarter/2004

Final Business Day               10% of the Initial Principal Amount         2004 Test
Second Calendar Quarter/2005

Final Business Day               10% of the Initial Principal Amount         2004 Test
Fourth Calendar Quarter/2005

Final Business Day               20% of the Initial Principal Amount         2005 Test
Second Calendar Quarter/2006

Final Business Day               20% of the Initial Principal Amount         2005 Test
Fourth Calendar Quarter/2006


In the event that the Holder fails to satisfy the 2002 Test or the 2003 Test but satisfies the 2002-2003 Cumulative Test, the Payment Amounts for both Payment Dates in 2004 shall be 20% of the Initial Principal Amount. Holders must surrender Securities to the Paying Agent to collect Payment Amounts due, if any, on the final Payment Date. The Company will remit all Payment Amounts in United States Dollars. The Company may pay Principal by wire transfer or by check. Except as provided in this paragraph, with respect to a scenario in which the 2002 Test or the 2003 Test is unsatisfied but the 2002-2003 Cumulative Test is satisfied, Holder forever forfeits any Payment Amount related to a failed Performance Test and all such Payment Amounts related to a failed Performance Test shall cease to be obligations of the Company as of the last day of the relevant Testing Period, and the Company may assert the failure to meet any such Performance Test as an absolute defense and bar to the payment of any such Payment Amount.

         (2) Agents. Initially, State Street Bank and Trust Company ("Trustee"), Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103,
Attention: Corporate Trust Administration (Lason, Inc. Contingent Payment Junior Notes due 2006), will act as Registrar and Paying Agent. The Company may change any such Agent without notice. The Company or an Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

     (3) Indenture. The Company issued the Securities under that certain Junior Note Indenture dated as of June 30, 2002 ("Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture for a statement of such terms. The Indenture is not subject to the provisions of the Trust Indenture Act of 1939 (15 U.S.C.
ss. 77aaa-77bbbb) (the "Act") by reason of Section 304(a)(9) thereof. The Securities are unsecured subordinated general obligations of the Company limited to $3,117,790 in aggregate principal amount. Any conflict between this Security and the Indenture will be governed by the Indenture.

     (4) Subordination. The Securities are subordinated to Senior Debt as defined in the Indenture and as more fully set forth in Article 9 of the Indenture. To the extent provided in the Indenture, Senior Debt must be paid in full in cash before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to such subordination and authorizes the Trustee to give it effect.

     (5) Transfer, Exchange. The Holder may transfer or exchange this Security upon its death to its legal heirs and estates. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes required by law. The Holder hereof takes this Security subject to all defenses, claims in recoupment, rights of setoff and counterclaims that could be asserted against any prior payee or holder.

     (6) Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended, and any default or noncompliance may be waived, with the consent of the Holders of a majority in Principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of Company obligations to Securityholders or to make any change that does not adversely affect the rights of any Securityholder.

     (7) Successors. When successors assume all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations, except as provided in the Indenture.

     (8) Satisfaction and Discharge Prior to Redemption or Maturity. Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of Principal on the Securities at redemption or maturity.

     (9) Defaults and Remedies. Subject to the Indenture, if an Event of Default (other than a Payment Default) occurs and is continuing, the Trustee may exercise remedies to enforce the provision the noncompliance with which gave rise to such Event of Default. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in Principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Payment Default) if it determines that withholding notices is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     (10) Trustee Dealings with Company. State Street Bank and Trust Company, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for, otherwise deal with the Company or its Affiliates as if it were not Trustee, subject to the Indenture and the Act.

     (11) No Recourse against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     (12) Authentication. This Security shall not be valid until authenticated by a manual signature of the Trustee.

     (13) Non-Petition. Holder, by accepting this Security, agrees that, until the date that is one year plus one day following the date on which all obligations owed on the Securities have been paid in full in cash, it will not, directly or indirectly, institute or cause to be instituted against the Company any bankruptcy or insolvency proceeding.

     (14) Governing Law. The Indenture and the Securities shall be governed by the internal laws by the State of New York.

     (15) Forum Selection; Consent to Jurisdiction; Waiver of Jury Trial. By accepting this Security, the Holder consents to the exclusive jurisdiction of the courts of Michigan and of the United States District Court for the Eastern District of Michigan in connection with any litigation arising in connection with this Security or the Indenture and submits to such jurisdiction, and waives any right to a trial by jury in any such connection, all as more particularly set forth in the Indenture.

     THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO: LASON, INC.,
ATTN: MR. DOUGLAS KEARNEY, CFO, 1305 STEPHENSON HIGHWAY, TROY, MICHIGAN 48083; FACSIMILE (248) 585-3184.



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